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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           --------------------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): January 25, 1999
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

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          (Former name or former address, if changed since last report)




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
Item 5. Other Events

     On January 25, 1999, the Registrant issued a press release announcing its 1998 fourth quarter and full year earnings and distributed a 1998 Fourth Quarter/Full Year Earnings Supplement. Such press release is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

        99.1 Press release of American Express Company announcing its 1998 fourth quarter and full year earnings, dated
              January 25, 1999.

        99.2 1998 Fourth Quarter/Full Year Earnings Supplement of American Express Company.

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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   January 26, 1999


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                                 EXHIBIT INDEX


Item No.              Description
----------            -----------

99.1 Press release of American Express Company announcing its 1998 fourth quarter and full year earnings, dated
              January 25, 1999.

99.2 1998 Fourth Quarter/Full Year Earnings Supplement of American Express Company.